UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or other jurisdiction of incorporation o)	(Commission File Number)	(I.R.S. Employer Identification No.)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Mid Penn Bancorp, Inc., a Pennsylvania corporation (“Mid Penn”), issued a press release on September 24, 2025 announcing the execution of the Merger Agreement (as defined below). A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference. Mid Penn also intends to provide supplemental information regarding the transactions disclosed under Item 8.01 of this Current Report on Form 8-K in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are furnished as Exhibit 99.2 and are incorporated herein by reference.

The information contained in this Item 7.01, as well as Exhibits 99.1 and 99.2 referenced herein, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing of Mid Penn under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events.

On September 24, 2025, Mid Penn entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and between Mid Penn and 1st Colonial Bancorp, Inc., a Pennsylvania corporation (“1st Colonial”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) 1st Colonial will merge with and into Mid Penn (the “Merger”), with Mid Penn surviving the Merger and (ii) promptly following the Merger, 1st Colonial Community Bank, a New Jersey-chartered bank and wholly owned subsidiary of 1st Colonial, will merge with and into Mid Penn Bank, a Pennsylvania banking institution and wholly owned subsidiary of Mid Penn, with Mid Penn Bank continuing as the surviving bank.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated September 24, 2025

99.2	Investor Presentation, dated September 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Mid Penn and 1st Colonial (the “Transaction”), the plans, objectives, expectations and intentions of Mid Penn and 1st Colonial, the expected timing of completion of the Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Factors relating to the Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication the occurrence of any event, change or other circumstances that could give rise to the right of Mid Penn or 1st Colonial to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against Mid Penn or 1st Colonial; the possibility that revenue or expense synergies or the other expected benefits of the Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Mid Penn and 1st Colonial do business, or other unexpected factors or events; the possibility that the Transaction may not be completed when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Mid Penn or 1st Colonial or the expected benefits of the Transaction); the risk that Mid Penn is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Transaction; the dilution caused by Mid Penn’s issuance of common stock in connection with the Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Transaction; and other factors that may affect the future results of Mid Penn and 1st Colonial, including continued pressures and uncertainties within the banking industry and Mid Penn’s and 1st Colonial’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Mid Penn or 1st Colonial operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Mid Penn’s or 1st Colonial’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Mid Penn’s or 1st Colonial’s results.

Further information regarding Mid Penn and factors that could affect the forward-looking statements contained herein can be found in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and under the Investors link on Mid Penn’s website at www.midpennbank.com, and in other documents Mid Penn files with the SEC. Information on these websites is not part of this document.

All forward-looking statements attributable to Mid Penn or 1st Colonial, or persons acting on Mid Penn’s or 1st Colonial’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Mid Penn and 1st Colonial do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Mid Penn or 1st Colonial update one or more forward-looking statements, no inference should be drawn that Mid Penn or 1st Colonial will make additional updates with respect to those or other forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, Mid Penn will file with the SEC a Registration Statement on Form S-4 to register the shares of Mid Penn common stock to be issued in connection with the Transaction that will include a proxy statement of 1st Colonial and a prospectus of Mid Penn (the “proxy statement/prospectus”), as well as other relevant documents concerning the Transaction. The definitive proxy statement/prospectus will be sent to the shareholders of 1st Colonial seeking their approval of the Transaction and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF 1ST COLONIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY MID PENN IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO

THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Transaction, Mid Penn and 1st Colonial, without charge, at the SEC’s website, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania, 17110, attention: Investor Relations (telephone (717) 914-6577), or to 1st Colonial’s Investor Relations via email at IR@1stcolonial.com or by telephone to Mary Kay Shea, EVP and Chief Financial Officer at (856) 885-2391.

PARTICIPANTS IN THE SOLICITATION

Mid Penn, 1st Colonial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of 1st Colonial in connection with the Transaction under the rules of the SEC. Information regarding Mid Penn’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Related Stockholder Matters” in Mid Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 13, 2025 (available here); in the sections entitled “Information Regarding Director Nominees and Continuing Directors,” “Beneficial Ownership of Mid Penn Bancorp, Inc.’s Stock Held By Principal Shareholders and Management,” “Governance of the Corporation” “Compensation Discussion and Analysis” and “Executive Compensation,” in Mid Penn’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2025 (available here); and other documents filed by Mid Penn with the SEC. To the extent holdings of Mid Penn common stock by the directors and executive officers of Mid Penn have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi President and Chief Executive Officer

Date: September 24, 2025